UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Dated of Report (Date of Earliest Event Reported): April 22, 2015

of

ARRIS GROUP, INC.

A Delaware Corporation

IRS Employer Identification No. 46-1965727

Commission File Number 000-31254

3871 Lakefield Drive

Suwanee, Georgia 30024

(678) 473-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 22, 2015, ARRIS Group, Inc. (“ARRIS”) and Pace plc, a company incorporated in England and Wales (“Pace”), issued an announcement under Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Rule 2.7 Announcement”) stating that the boards of ARRIS and Pace have reached agreement on the terms of a recommended combination of Pace with ARRIS (the “Combination”). In connection with the Combination, (i) the Rule 2.7 Announcement disclosed that Archie ACQ Limited, a private limited company incorporated in England and Wales and wholly-owned subsidiary of ARRIS (“New ARRIS”) intends to acquire all outstanding shares of Pace by means of a court-sanctioned scheme of arrangement (the “Scheme”), (ii) ARRIS, New ARRIS and Pace entered into a Co-operation Agreement dated as of April 22, 2015 (the “Co-Operation Agreement”), (iii) ARRIS, New ARRIS, Archie U.S. Holdings LLC, a Delaware limited liability company and wholly-owned subsidiary of New ARRIS (“US Holdco”), and Archie U.S. Merger LLC, a Delaware limited liability company and wholly-owned subsidiary of US Holdco (“Merger Sub”), entered into an Agreement and Plan of Merger, dated as of April 22, 2015 (the “Merger Agreement”), and (iv) ARRIS, ARRIS Enterprises Inc., a Delaware corporation, New ARRIS and certain ARRIS subsidiaries, as borrowers, and Bank of America, N.A. (“Bank of America”), as administrative agent, swing line lender and L/C issuer, other lender parties thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as sole lead arranger and book manager, entered into a Credit Agreement, dated as of April 22, 2015 (the “New Credit Agreement”).

Rule 2.7 Announcement

On April 22, 2015, ARRIS and Pace issued the Rule 2.7 Announcement disclosing that the boards of directors of ARRIS and Pace have reached agreement on the terms of the Combination. Under the terms of the Combination, (i) Pace shareholders will be entitled to receive 132.5 pence in cash and 0.1455 shares of New ARRIS (the “Combination Consideration”) pursuant to the Scheme between Pace and the Pace shareholders, which will be implemented under the Companies Act 2006, as amended (the “Companies Act”), and (ii) pursuant to the Merger Agreement, ARRIS stockholders will receive one New ARRIS share for each ARRIS share they hold. As a result of the Combination, both Pace and ARRIS will become wholly-owned direct and/or indirect subsidiaries of New ARRIS. It is intended that shares of New ARRIS will be listed on the Nasdaq Global Market following the completion of the Combination.

The Combination will be conditional upon, among other things, the approval of the Scheme by the Pace shareholders, the sanction of the Scheme by the High Court of Justice, the adoption of the Merger Agreement by ARRIS shareholders and certain regulatory conditions in the U.S., Brazil, South Africa, Germany, Columbia and Portugal. The conditions to the Combination are set out in full in Appendix I to the Rule 2.7 Announcement. It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Combination will be completed by late 2015.

New ARRIS reserves the right, subject to the prior consent of the U.K. Panel on Takeovers and Mergers and Pace’s right of consent under the Co-operation Agreement, to elect to implement the acquisition of shares of Pace by way of a takeover offer (as such term is defined in the Companies Act).

Co-Operation Agreement

On April 22, 2015, ARRIS, New ARRIS and Pace entered into the Co-operation Agreement in connection with the proposed Combination. Pursuant to the Co-operation Agreement, the parties have agreed to provide each other with such information and assistance as may reasonably be required for the purposes of obtaining all regulatory clearances and making any submission, filing or notification to any regulatory authority, and ARRIS has given certain undertakings to implement the Combination. The Co-operation Agreement will terminate if the Scheme is withdrawn or lapses. ARRIS has the right to terminate the Co-operation Agreement if the Pace board of directors withdraws its recommendation of the Scheme or if certain deadlines are not met, including the Scheme not being consummated by April 22, 2016. As compensation for any loss suffered by Pace in connection with the preparation and regulation of the Combination and the Co-operation Agreement and any other document relating to the Combination, ARRIS has undertaken in the Co-operation Agreement that, on the occurrence of certain Break Fee Payment Events (as defined in the Co-operation Agreement), ARRIS will pay to Pace $20 million or, in certain instances, Pace’s costs up to a cap of $12 million. The Co-operation Agreement also, among other things, contains certain arrangements relating to Pace’s share incentive plans.

Merger Agreement

On April 22, 2015, ARRIS entered into the Merger Agreement with New ARRIS, US Holdco and Merger Sub. Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into ARRIS (the “Merger”), with ARRIS surviving the Merger as an indirect wholly-owned subsidiary of New ARRIS. Under the terms of the Merger, each share of ARRIS common stock will be converted into the right to receive one validly issued and fully paid New ARRIS share. Following the Merger, ARRIS will become an indirect wholly-owned subsidiary of New ARRIS. The Merger is conditioned upon the approval of ARRIS stockholders and the effectiveness of the Scheme between New ARRIS and Pace described above.

Credit Facility

On April 22, 2015, ARRIS, ARRIS Enterprises, Inc., New ARRIS and certain ARRIS subsidiaries, as borrowers, and Bank of America, N.A., as administrative agent, swing line lender and L/C lender and the other lender parties thereto, entered into the New Credit Agreement which provides for senior secured credit facilities comprised of (i) a “Revolving Credit Facility” of $250 million or lesser amount equal to the amount of the “Revolving Credit Facility” on the Closing Date (as defined below) under ARRIS’s existing credit agreement dated as of March 7, 2013, as amended (the “Existing Credit Agreement”), (ii) a “Term Loan A Facility” in an amount equal to the outstanding principal amount of the “Term A Loans” outstanding under (and as defined in) the Existing Credit Agreement on the Closing Date, (iii) a “Term Loan B Facility” in an amount equal to the outstanding principal amount of the “Term B Loans” outstanding under (and as defined in) the Existing Credit Agreement on the Closing Date and (iv) a “Term A-1 Loan Facility” of $800 million. Funding of the credit facilities under the New Credit Agreement will be available at the closing of the Combination (the “Closing Date”). Amounts available under the New Credit Agreement will be sufficient to finance in full the obligations of ARRIS and its subsidiaries under the Existing Credit Agreement and to fund the cash component of the Combination Consideration. Availability of the loans under the New Credit Agreement is subject to certain “funds certain” provisions customary in the UK market. Merrill Lynch acted as sole lead arranger and book manager for the New Credit Agreement.

Borrowings under the senior secured credit facilities will be secured by first priority liens on substantially all of the assets of ARRIS and certain of its present and future subsidiaries who are or become parties to, or guarantors under, the New Credit Agreement as well as by first priority liens on substantially all of the assets of New ARRIS and, within a period of time after the completion of the Combination, by substantially all of the assets of Pace and/or certain of its subsidiaries located in the United States, Canada and England. The New Credit Agreement contains usual and customary limitations on indebtedness, liens, restricted payments, acquisitions and asset sales in the form of affirmative, negative and financial covenants, which are customary for financings of this type. The New Credit Agreement provides terms for mandatory prepayments and optional prepayments and commitment reductions. The New Credit Agreement also includes events of default, which are customary for facilities of this type (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all amounts outstanding under the credit facilities may be accelerated, subject, however, to the “funds certain” provisions.

The Revolving Credit Facility and Term Loan A Facility will mature on April 17, 2018. The Term Loan B Facility will mature on April 17, 2020. The Term A-1 Loan Facility has a term of five years. Under the New Credit Agreement, following the consummation of the Merger, New ARRIS will be required to maintain a minimum consolidated interest coverage ratio of not less than 3.50:1.00. New ARRIS will also be restricted by a maximum consolidated net leverage ratio of to 3.50:1.00.

New ARRIS will finance the cash component of the Combination Consideration from existing cash balances made available to it by ARRIS and from either the New Credit Agreement or an amended and extended version of the Existing Credit Agreement. It is ARRIS’ current intention to seek the consent of the lenders under the Existing Credit Agreement in order to amend and extend that facility to increase its size and extend its term, in which case New ARRIS may use the proceeds from the Existing Credit Agreement, as so amended and extended (the “Amended Credit Agreement”) to fund the cash component of the Combination Consideration instead of borrowings under the New Credit Agreement. In the event (1) such consent has been obtained under the Existing Credit Agreement, (2) such amendment and extension of the Existing Credit Agreement is obtained and (3) Evercore, as financial adviser to ARRIS, is satisfied that the Amended Credit Agreement provides New ARRIS the necessary financial resources available to satisfy in full the cash component of the Combination Consideration, then ARRIS intends to terminate the New Credit Agreement and replace it with the Amended Credit Agreement.

The foregoing summary of the Combination, the Rule 2.7 Announcement, the Co-operation Agreement, the Merger Agreement and the New Credit Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Rule 2.7 Announcement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K, the full text of the Co-operation Agreement, which is attached as Exhibit 2.2 to this Current Report on Form 8-K, the full text of the Merger Agreement, which is attached as Exhibit 2.3 to this Current Report on Form 8-K, and the full text of the New Credit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and each of these exhibits is incorporated herein by reference.

The 2.7 Announcement, the Co-operation Agreement, the Merger Agreement and the New Credit Agreement and the above description have been included to provide investors and security holders with information regarding the terms of such documents. They are not intended to provide any other factual information about ARRIS or its respective subsidiaries or affiliates or equity holders. The representations, warranties and covenants contained in such documents were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to such documents, as applicable; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of ARRIS or any of its respective subsidiaries, affiliates, businesses, or equity holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of such documents, as applicable, which subsequent information may or may not be fully reflected in public disclosures by ARRIS. Accordingly, investors should read the representations and warranties in such documents not in isolation but only in conjunction with the other information about ARRIS that it includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission (the “SEC”).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 22, 2015, ARRIS entered into the New Credit Agreement as described under Item 1.01 above. The description of the New Credit Agreement set forth in Item 1.01 above is hereby incorporated by reference.

Item 8.01	Other Events

On April 22, 2015, in connection with the announcement of the Combination, ARRIS issued a press release, provided supplemental information regarding the proposed transaction in presentations to analysts and investors and distributed a letter regarding the proposed transaction to employees. Copies of the press release, investor presentation and the employee letter, are attached as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01	Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Rule 2.7 Announcement, dated as of April 22, 2015

2.2	Co-Operation Agreement, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited and Pace plc

2.3	Agreement and Plan of Merger, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited, Archie U.S. Holdings LLC and Archie U.S. Merger LLC

10.1	Credit Agreement, dated as of April 22, 2015, among ARRIS Group, Inc., ARRIS Enterprises, Inc., Archie ACQ Limited and certain subsidiaries, as borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the other lender parties thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and book manager

99.1	Press release, dated April 22, 2015

99.2	Investor presentation, dated April 22, 2015

99.3	Employee letter, dated April 22, 2015

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

No Offer or Solicitation

This document is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This document may contain forward-looking statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to Pace or ARRIS or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date of the document and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “comfortable,” “trend” and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible Combination will not be completed, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible Combination, adverse effects on the market price of ARRIS shares and on ARRIS’ or Pace’s operating results because of a failure to complete the possible Combination, failure to realize the expected benefits of the possible Combination, negative effects relating to the announcement of the possible Combination or any further announcements relating to the possible Combination or the consummation of the possible Combination on the market price of ARRIS shares or Pace shares, significant transaction costs and/or unknown liabilities, customer reaction to the announcement of the Combination, possible litigation relating to the Combination or the public disclosure thereof, general economic and business conditions that affect the combined companies following the consummation of the possible Combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws or their interpretation or application, regulations, rates and policies, future business combinations or disposals and competitive developments. These factors are not intended to be an all-encompassing list of risks and uncertainties. Additional information regarding these and other factors can be found in ARRIS’ reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2014. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this document could cause ARRIS’ plans with respect to Pace, ARRIS’ or Pace’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document. ARRIS and Pace expressly disclaim any obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Important Additional Information Regarding the Transaction Will Be Filed With The SEC

It is expected that the shares of New ARRIS to be issued by New ARRIS to Pace shareholders under the Scheme will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof. In connection with the issuance of New ARRIS shares to ARRIS stockholders pursuant to the Merger that forms a part of the Combination, New ARRIS will file with the SEC a registration statement on Form S-4 that will contain a prospectus of New ARRIS as well as a proxy statement of ARRIS relating to the Merger that forms a part of the Combination, which we refer to together as the Form S-4/Proxy Statement.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4/PROXY STATEMENT, AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS

ASSOCIATED WITH THE TRANSACTION. Those documents, if and when filed, as well as ARRIS’ and New ARRIS’ other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov or at ARRIS’ website at http://ir.arris.com. Security holders and other interested parties will also be able to obtain, without charge, a copy of the Form S-4/Proxy Statement and other relevant documents (when available) by directing a request by mail to ARRIS Investor Relations, 3871 Lakefield Drive, Suwanee, GA 30024 or at http://ir.arris.com. Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

ARRIS, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the Proxy Statement. Information about the directors and executive officers of ARRIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 9, 2015. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus when it is filed.

Pace and New ARRIS are each organized under the laws of England and Wales. Some of the officers and directors of Pace and New ARRIS are residents of countries other than the United States. As a result, it may not be possible to sue Pace, New ARRIS or such persons in a non-US court for violations of US securities laws. It may be difficult to compel Pace, New ARRIS and their respective affiliates to subject themselves to the jurisdiction and judgment of a US court or for investors to enforce against them the judgments of US courts.

Responsibility

The directors of ARRIS accept responsibility for the information contained in this document and, to the best of their knowledge and belief (having taken all reasonable care to ensure that such is the case), the information contained in this document is in accordance with the facts and it does not omit anything likely to affect the import of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.

By:	/s/ David B. Potts
David B. Potts
Executive Vice President and Chief
Financial Officer

Dated: April 22, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Rule 2.7 Announcement, dated as of April 22, 2015

2.2	Co-Operation Agreement, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited and Pace plc

2.3	Agreement and Plan of Merger, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited, Archie U.S. Holdings LLC and Archie U.S. Merger LLC

10.1	Credit Agreement, dated as of April 22, 2015, among ARRIS Group, Inc., ARRIS Enterprises, Inc., Archie ACQ Limited and certain subsidiaries, as borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the other lender parties thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and book manager

99.1	Press release, dated April 22, 2015

99.2	Investor presentation, dated April 22, 2015

99.3	Employee letter, dated April 22, 2015